--------------------------------------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549-1004


                                   FORM 8-K


                                CURRENT REPORT



                        Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): October 25, 1999


                               MOBIL CORPORATION
            (Exact name of registrant as specified in its charter)


          DELAWARE                   1-7555               13-2850309
(State or other jurisdiction of   (Commission         (I.R.S. Employer
incorporation or organization)    File Number)        Identification No.)


                               3225 Gallows Road
                         Fairfax, Virginia 22037-0001
                           Telephone: (703) 846-3000
                   (Address of principal executive offices)

--------------------------------------------------------------------------------

Item 5. Other Events

    The Registrant hereby incorporates by reference herein the information set forth in its News Release dated October 25, 1999, a copy of which is annexed hereto as exhibit 99.


Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.

   (c) Exhibits.
       99. Mobil Corporation News Release dated October 25, 1999 reporting estimated earnings for the third quarter of 1999.

                                    PAGE 3
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



REGISTRANT         MOBIL CORPORATION


By               /s/ P. A. Stevenson
                 --------------------
NAME AND TITLE   P. A. Stevenson, Senior Assistant Secretary

DATE            October 25, 1999

                                    PAGE 4
                                 EXHIBIT INDEX


  EXHIBIT                                  SUBMISSION MEDIA
  -------                                  ----------------

99. Mobil Corporation,                        Electronic
    News Release dated
    October 25, 1999